_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: September 23, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
               (Exact name of Registrant as Specified in Charter)

            DELAWARE                 333-104662            41-1955181
  (State or Other Jurisdiction      (Commission         (I.R.S. Employer
       of Incorporation)            File Number)      Identification No.)


       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        _________________________________________________________________


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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events

Filing of Auditor's Consent

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002 (the "2002 Financial Statements"), included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003 and July 18, 2003, as such
Current Reports related to Ambac Assurance, are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4.

        The 2002 Financial Statements have been audited by KPMG LLP, and the consent of KPMG LLP to (i) the incorporation by reference of such financial statements in this Form 8-K and (ii) their being named as "Experts" in the
Prospectus Supplement relating to the Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ4, is attached hereto as Exhibit 23.1.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        23.1   Consent of KPMG LLP



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                               By:    /s/ Mark White
                               Name:  Mark White
                               Title: Vice President



Dated:  September 23, 2003


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                                  Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-104662) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated September 23, 2003 of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                   /s/KPMG LLP



New York, New York
September 23, 2003

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